UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2014

______________________

THE DIGITAL DEVELOPMENT GROUP CORP.

 (Exact name of registrant as specified in its charter)

NEVADA	000-53611	98-0515726
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6630 West Sunset Blvd.

Los Angeles, CA 90028

(Address of principal executive offices)

(800) 783-3128

 (Registrant’s telephone number)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

The Digital Development Group Corp. (the “Company”) issued the following shares of Company common stock to the following noteholders resulting from the following conversions under the terms of previously issued convertible promissory notes with each noteholder:

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 11-06-14

Amount of Shares: 2,564,102

Conversion Amount: $10,000.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 11-12-14

Amount of Shares: 1,388,888

Conversion Amount: $5,000.00

Issued to LG CAPITAL FUNDING LLC

Date of Issuance: 11-12-14

Amount of Shares: 2,280,621

Conversion Amount: $552.33

Issued to UNION CAPITAL, LLC

Date of Issuance: 11-12-14

Amount of Shares: 1,234,039

Conversion Amount: $4,153.25

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 11-13-14

Amount of Shares: 2, 222,222

Conversion Amount: $8,000.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 11-17-14

Amount of Shares: 666,666

Conversion Amount: $2,000.00

Issued to VISTA CAPITAL INVESTMENTS, LLC

Date of Issuance: 11-18-14

Amount of Shares: 7,500,000

Conversion Amount: $150,000.00

Issued to UNION CAPITAL, LLC

Date of Issuance: 12-02-14

Amount of Shares: 2,745,586

Conversion Amount: $5,000.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 12-04-14

Amount of Shares: 2,173,913

Conversion Amount: $5,000.00

Issued to BLUE CITI LLC

Date of Issuance: 12-05-14

Amount of Shares: 2,487,562

Conversion Amount: $5,000.00

Issued to UNION CAPITAL, LLC

Date of Issuance: 12-08-14

Amount of Shares: 3,116,646

Conversion Amount: $5,000.00

Issued to BLUE CITI LLC

Date of Issuance: 12-09-14

Amount of Shares: 3,623,188

Conversion Amount: $5,000.00

Issued to KBM WORLDWIDE, INC

Date of Issuance: 12-10-14

Amount of Shares: 6,153,846

Conversion Amount: $8,000.00

Issued to LG CAPITAL FUNDING LLC

Date of Issuance: 12-10-14

Amount of Shares: 4,579,327

Conversion Amount: $5,000.00

Issued to BLUE CITI LLC

Date of Issuance: 12-11-14

Amount of Shares: 4,273,504

Conversion Amount: $5,000.00

Issued to UNION CAPITAL, LLC

Date of Issuance: 12-11-14

Amount of Shares: 5,078,990

Conversion Amount: $4,885.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 12-15-14

Amount of Shares: 5,494,505

Conversion Amount: $5,000.00

Issued to UNION CAPITAL, LLC

Date of Issuance: 12-16-14

Amount of Shares: 5,079,663

Conversion Amount: $3,659.36

Issued to KBM WORLDWIDE, INC

Date of Issuance: 12-16-14

Amount of Shares: 10,400,000

Conversion Amount: $7,280.00

Issued to BLUE CITI LLC

Date of Issuance: 12-17-14

Amount of Shares: 9,722,222

Conversion Amount: $7,000.00

Issued to KBM WORLWIDE, INC.

Date of Issuance: 12-18-14

Amount of Shares: 13,790,323

Conversion Amount: $8,550.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 12-18-14

Amount of Shares: 7,142,857

Conversion Amount: $5,000.00

Issued to AUCTUS PRIVATE EQUITY FUND, LLC

Date of Issuance: 12-19-14

Amount of Shares: 10,404,683

Conversion Amount: $4,289.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 12-22-14

Amount of Shares: 10,500,000

Conversion Amount: $7,350.00

Issued to BLUE CITI LLC

Date of Issuance: 12-23-14

Amount of Shares: 4,761,905

Conversion Amount: $3,000.00

Issued to BLUE CITI LLC

Date of Issuance: 12-24-14

Amount of Shares: 6,736,608

Conversion Amount: $3,435.67

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 12-26-14

Amount of Shares: 14,285,714

Conversion Amount: $6,000.00

Issued to BLUE CITI LLC

Date of Issuance: 12-29-14

Amount of Shares: 7,692,308

Conversion Amount: $3,000.00

Issued to ADAR BAYS LLC

Date of Issuance: 12-29-14

Amount of Shares: 2,597,403

Conversion Amount: $1,000.00

Issued to KBM WORLDWIDE, INC

Date of Issuance: 12-31-14

Amount of Shares: 13,790,323

Conversion Amount: $4,275.00.00

Issued to LG CAPITAL FUNDING LLC

Date of Issuance: 01-05-15

Amount of Shares: 10,315,709

Conversion Amount: $2,800.00

Issued to KBM WORLDWIDE

Date of Issuance: 01-05-15

Amount of Shares: 8,306,452

Conversion Amount: $1,395.00

Issued to UNION CAPITAL, LLC

Date of Issuance: 01-05-15

Amount of Shares: 17,126,678

Conversion Amount: $5,000.00

Issued to LG CAPITAL FUNDING LLC

Date of Issuance: 01-06-15

Amount of Shares: 12,897,418

Conversion Amount: $3,500.00

Issued to AUCTUS PRIVATE EQUITY FUND, LLC

Date of Issuance: 01-06-15

Amount of Shares: 10,404, 848

Conversion Amount: $3,272.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 01-06-15

Amount of Shares: 17,571,248

Conversion Amount: $6,150.00

Issued to LG CAPITAL FUNDING LLC

Date of Issuance: 01-07-15

Amount of Shares: 8,458,872

Conversion Amount: $2,295.00

Issued to LG CAPITAL FUNDING LLC

Date of Issuance: 01-07-15

Amount of Shares: 8,458,872

Conversion Amount: $2,295.00

Issued to BLUE CITI LLC

Date of Issuance: 01-08-15

Amount of Shares: 19,230,769

Conversion Amount: $7,500.00

Issued to BLUE CITI LLC

Date of Issuance: 01-14-15

Amount of Shares: 4,102,575

Conversion Amount: $1,600.00

Issued to BLUE CITI LLC

Date of Issuance: 01-15-15

Amount of Shares: 11,703,410

Conversion Amount: $4,564.33

Issued to UNION CAPITAL, LLC

Date of Issuance: 01-15-15

Amount of Shares: 24,684,331

Conversion Amount: $7,187.39

Issued to VISTA CAPITAL INVESTMENTS, LLC

Date of Issuance: 01-15-15

Amount of Shares: 25,000,000

Conversion Amount: $6,250.00

Issued to COVENTRY ENTERPRISES, LLC

Date of Issuance: 01-16-15

Amount of Shares: 12,000,000

Conversion Amount: $3,600.00

Issued to KBM WORLDWIDE

Date of Issuance: 01-20-15

Amount of Shares: 27,714,285

Conversion Amount: $9,700.00

Issued to KBM WORLDWIDE

Date of Issuance: 01-21-15

Amount of Shares: 27,714,286

Conversion Amount: $9,700.00

Issued to KBM WORLDWIDE

Date of Issuance: 01-22-15

Amount of shares: 34,000,000

Conversion Amount: $11,900.00

Issued to LG CAPITAL FUNDING LLC

Date of Issuance: 01-26-15

Amount of Shares: 18,504,618

Conversion Amount: $5,000.00

Issued to VISTA CAPITAL INVESTMENTS, LLC

Date of Issuance: 01-26-15

Amount of Shares: 20,000,000

Conversion Amount: $5,000.00

Issued to UNION CAPITAL, LLC

Date of Issuance: 01-28-15

Amount of Shares: 23,903,344

Conversion Amount: $6,885.00

The above described issuances of shares were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering.

The number of outstanding shares of Company common stock as of the close of business on February 5, 2015 was 874,622,508.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DIGITAL DEVELOPMENT GROUP CORP.
/s/ Martin W. Greenwald
Dated: February 5, 2015	By:
Martin W. Greenwald Chief Executive Officer